EXHIBIT 4.3


                              CERTIFICATE OF TRUST
                                       OF
                               BBC CAPITAL TRUST I

THIS CERTIFICATE OF TRUST OF BBC CAPITAL TRUST I (the "Trust"), dated March 21, 1997, is being duly executed and filed by WILMINGTON TRUST COMPANY, a Delaware banking corporation, ALAN B. LEVAN, FRANK V. GRIECO and JASPER R. EANES, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.).

        1. NAME. The name of the business trust formed hereby is BBC CAPITAL TRUST I.

        2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration.

        3. EFFECTIVE DATE. This Certificate of Trust shall be effective on March 21, 1997.

IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust on the date first above written.

                                            WILMINGTON TRUST COMPANY
                                            as Trustee


                                            By:/S/ AUTHORIZED REPRESENTATIVE
                                               ------------------------------
                                               Authorized Representative


                                            /S/ ALAN B. LEVAN
                                            ---------------------------------
                                            ALAN B. LEVAN
                                            as Trustee


                                            /S/ FRANK V. GRIECO
                                            ---------------------------------
                                            FRANK V. GRIECO
                                            as Trustee


                                            /S/ JASPER R. EANES
                                            ---------------------------------
                                            JASPER R. EANES
                                            as Trustee